                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) JULY 14, 2000

                            COMPOSITE SOLUTIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                    000-24551                   65-0790758
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


        3655 NOBEL DRIVE SUITE 440, SAN DIEGO, CA                 92122
        -----------------------------------------                 -----
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       858-459-4843
                                                         ------------

   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                    FORM 8-K
COMPOSITE SOLUTIONS, INC.

JULY 17, 2000


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 14, 2000 the Company completed the previously announced (Press Release of March 8, 2000) acquisition of Trans-Science Corporation,
          (TSC) a California corporation. The consideration for the transaction was the issuance of 953,371 restricted shares of the Company's common stock to the shareholders of TSC in exchange for 100% of the issued shares of TSC. Gilbert A. Hegemier a director of the Company, was also a shareholder of TSC and received 532,960 shares in exchange for his shares of TSC. Dr. Hegemier did not participate in the determination of the consideration for the TSC shares nor did he participate in the Company's Board of Directors decision to approve the acquisition of 100% of the shares of TSC. A committee of the Board of Directors was established to derive a value for TSC. The committee was assisted by an independent professional business valuation company and was guided by published information concerning the acquisition of assets in exchange for illiquid shares of the acquiring company. Dr. Santosh Arya, an unrelated party, received 420,411 shares.

          The Company acquired of all of the physical assets of TSC which include: accounts receivable and work in progress, office furniture, computer equipment, software licenses, and computational software and models. In addition, the intangible assets of TSC which were acquired include nearly 20 years of experience in performing sophisticated contracts for various government agencies, plus an extensive network of University and industry based consultants. TSC is specialized in the development of computer simulation programs; in sophisticated design analysis related to complex structures; and in the development of design software for the use of advanced composite materials. The addition of TSC's capabilities will allow the Company to participate in government programs which are investigating the use of composite materials for mitigation of blasts directed at US installations.

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

                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.

JULY 17, 2000


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

ITEM 5.  OTHER EVENTS.
          Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
          The Company will file, by way of an amendment to this Form 8-K filing, financial statements of Trans-Science Corporation, the acquired company and relevant pro forma financial statements of the combined companies no later than September 18, 2000.


ITEM 8.  CHANGE IN FISCAL YEAR.
          Not Applicable

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

                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.
Date:   July 17, 2000


                                       COMPOSITE SOLUTIONS, INC.
                                       -------------------------
                                       (Registrant)




                                   SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        By: /s/ DONALD NICHOLSON
                                           -------------------------------------
                                           Donald Nicholson,
                                           Director, Chief Financial Officer



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